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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 1998
                               (October 15, 1998)

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                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)

            Maryland                         1-11852               62-1507028
(State or other jurisdiction of     (Commission File Number)     (IRS Employer
         incorporation)                                          Identification
                                                                    Number)


   3310 West End Avenue
   Fourth Floor
   Nashville, Tennessee                                       37203
   (Address of principal executive offices)                   (Zip Code)

                                 (615) 269-8175
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                  (Former Name)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The Registrant hereby amends Item 7(a) to include the financial statements required by Form 8-K for the acquisition reported on in
Item 2 of the Current Report filed on October 30, 1998. The required financial statements were contained in the definitive Proxy Statement, dated August 24, 1998, contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-59907).

         (b)      Pro Forma Financial Information

                  The Registrant hereby amends Item 7(b) to include the pro forma financial information required by Form 8-K for the acquisition reported on in Item 2 of the Current Report filed on October 30, 1998. The required pro forma financial information was contained in the definitive Proxy Statement, dated August 24, 1998, contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-59907).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           HEALTHCARE REALTY TRUST
                                           INCORPORATED


                                           By: /s/ ROGER O. WEST
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                                           Roger O. West
                                           Executive Vice President
                                           and General Counsel

Dated:  December 9, 1998